UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2020

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ESSA Pharma Inc.

(Exact name of registrant as specified in its charter)

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British Columbia, Canada (State or other jurisdiction of incorporation)	001-37410 (Commission File Number)	[47-2569713] (IRS Employer Identification No.)

Suite 720, 999 West Broadway, Vancouver, British Columbia, Canada (Address of principal executive offices)		V5Z 1K5 (Zip Code)

Registrant’s telephone number, including area code: (778) 331-0962

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	EPIX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01               Other Events.

On October 26, 2020, ESSA Pharma Inc. announced its strategic decision to voluntarily delist its common shares from the TSX Venture Exchange in Canada. A copy of the related press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

                (d) Exhibits

Exhibit No.	Description

99.1	Press Release dated October 26, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 26, 2020		ESSA PHARMA INC.
(Registrant)

		By:	/s/ David Wood
Name: David Wood
Title: Chief Financial Officer